INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
15.	INCOME TAXES

The loss from continuing operations before income taxes and equity in (earnings) of equity-method investment is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
United States	$(31,572)	$(32,684)	$(17,066)
Foreign	(20,731)	(8,430)	(3,262)
Loss from continuing operations before income taxes and equity in (earnings) of equity-method investment	$(52,303)	$(41,114)	$(20,328)

The current and deferred income tax benefit is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current:
Federal	$—	$—	$(420)
State	152	127	122
Foreign	158	121	12
	310	248	(286)
Deferred:
State	—	—	25
Foreign	(3,970)	(1,609)	(24)
	(3,970)	(1,609)	1
Net income tax benefit	$(3,660)	$(1,361)	$(285)

A reconciliation of the effect of applying the federal statutory rate and the effective income tax rate on our income tax benefit is as follows:

	Year Ended December 31,
	2015	2014	2013
Federal income tax at statutory rates	(34)%	(34)%	(34)%
Foreign income tax	4	—	—
State income tax	(4)	(4)	(4)
Other permanent differences	—	2	3
Statutory tax rate change	—	—	1
Compensation	3	4	5
Capital loss expiration	—	—	11
Acquisition costs	—	—	6
Change in valuation allowance	24	29	11
Effective tax rate	(7)%	(3)%	(1)%

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of deferred taxes related to the following (in thousands):

	December 31,
	2015	2014
Current deferred income tax assets:
Provision for doubtful accounts	$—	$2,998
Accrued compensation	—	1,673
Other accrued expenses	—	4
Deferred revenue	—	844
Restructuring liability	—	687
Other	—	208
Current deferred income tax assets	—	6,414
Less: valuation allowance	—	(5,781)
Net current deferred income tax assets	—	633

Long-term deferred income tax (liabilities) assets:
Property and equipment	52,551	45,719
Goodwill	3,338	3,388
Intangible assets	(19,049)	(20,090)
Deferred revenue, less current portion	2,540	1,225
Restructuring liability, less current portion	1,474	1,026
Deferred rent	3,482	4,119
Stock-based compensation	5,578	4,667
Provision for doubtful accounts	2,299	—
U.S. net operating loss carryforwards	78,570	69,457
Foreign net operating loss carryforwards, less current portion	10,238	10,052
Tax credit carryforwards	3,683	3,246
Other	2,726	1,771
Long-term deferred income tax assets	147,430	124,580
Less: valuation allowance	(148,310)	(130,236)
Net long-term deferred income tax (liabilities) assets	(880)	(5,656)

Net deferred tax liabilities	$(880)	$(5,023)

In November 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of deferred income taxes, which require deferred tax liabilities and assets to be classified as noncurrent in a classified statement of financial position. We have elected early adoption as of December 31, 2015 and prospectively applied.

As of December 31, 2015, we had U.S. net operating loss carryforwards for federal tax purposes of $234.4 million that will expire in tax years 2018 through 2035. Of the total U.S. net operating loss carryforwards, $27.7 million of net operating losses related to the deduction of stock-based compensation that will be tax-effected and the benefit credited to additional paid-in capital when realized. In addition, we have alternative minimum tax, research and development tax, foreign tax and state & local tax credits carryforwards of approximately $1.3 million. Alternative minimum tax credits have an indefinite carryforward period while our research and development credits will begin to expire in 2026. Finally, we have foreign net operating loss carryforwards of $43.7 million that will begin to expire in tax year 2015.

We determined that through December 31, 2015, no further ownership changes have occurred since 2001 pursuant to Section 382 of the Internal Revenue Code (“Section 382”). Therefore, as of December 31, 2015, no additional material limitations existed on the U.S. net operating losses related to Section 382. However, if we experience subsequent changes in stock ownership as defined by Section 382, we may have additional limitations on the future utilization of our U.S. net operating losses.

A deferred tax asset is also created by accelerated depreciable lives of fixed assets for financial reporting purposes compared to income tax purposes. Network equipment and leasehold improvements comprise the majority of the income tax basis differences. These assets are deductible over a shorter life for financial reporting than for income tax purposes. As we retire assets in the future, the income tax basis differences will reverse and become deductible for income taxes.

We periodically evaluate the recoverability of the deferred tax assets and the appropriateness of the valuation allowance. As of December 31, 2015, we established a valuation allowance of $142.7 million against the U.S. deferred tax asset and $5.6 million against the foreign deferred tax asset that we do not believe are more likely than not to be realized. We will continue to assess the requirement for a valuation allowance on a quarterly basis and, at such time when we determine that it is more likely than not that the deferred tax assets will be realized, we will reduce the valuation allowance accordingly.

Changes in our deferred tax asset valuation allowance are summarized as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Balance, January 1,	$136,017	$126,568	$124,433
Increase in deferred tax assets	12,293	9,449	2,135
Balance, December 31,	$148,310	$136,017	$126,568

We intend to reinvest future earnings indefinitely within each country. Accordingly, we have not recorded deferred taxes for the difference between our financial and tax basis investment in foreign entities. Based on negative cumulative earnings from foreign operations, we estimate that we will not incur incremental tax costs in the hypothetical instance of a repatriation and thus no deferred asset or liability would be recorded in our consolidated financial statements.

Our accounting for uncertainty in income taxes requires us to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, we must measure the tax position to determine the amount to recognize in the financial statements.

Changes in our unrecognized tax benefits are summarized as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Unrecognized tax benefits balance, January 1,	$408	$408	$341
Addition for tax positions taken in a prior year	—	—	408
Deduction for tax positions taken in a prior year	(408)	—	(341)
Unrecognized tax benefits balance, December 31,	$—	$408	$408

During 2013, we recorded $0.4 million of additional unrecognized tax benefits through purchase accounting from the iWeb acquisition related to participation interest deducted in a prior year. No uncertain tax positions were recorded during 2014. During 2015, the statute of limitation for the iWeb uncertain tax position expired. Accordingly, this amount was removed from the uncertain tax position balance.

We classify interest and penalties arising from the underpayment of income taxes in the consolidated statements of operations and comprehensive loss as a component of “Benefit for income taxes.” As of December 31, 2015, 2014 and 2013, we had an accrual of $0 for interest and penalties related to uncertain tax positions.

Our federal income tax returns remain open to examination for the tax years 2012 through 2014; however, tax authorities have the right to adjust the net operating loss carryovers for years prior to 2012. Returns filed in other jurisdictions are subject to examination for years prior to 2012.